EXHIBIT 10 (h)
                                NSC CORPORATION

                               THIRD AMENDMENT TO
                           REVOLVING CREDIT AGREEMENT

THIS THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Third Amendment") is made and entered into as of the 9th day of May, 1997, by and among NSC CORPORATION, a Delaware corporation (the "Parent"), its Subsidiaries listed on the signature pages hereto (the "Subsidiaries", the Parent and such Subsidiaries collectively referred to herein as the "Borrowers" and individually as a "Borrower"), each of which Borrowers having its principal place of business at 49 Danton Drive, Methuen, Massachusetts, 01844, BANKBOSTON, N.A. ("BKB", formerly known as The First National Bank of Boston), a national banking association having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110, FLEET NATIONAL BANK ("Fleet"), a national banking association formerly known as Fleet Bank of Massachusetts, N.A. with its principal place of business at One Federal Street, Boston, Massachusetts 02111 (the "Banks"), and BKB, as Agent for the Banks (the "Agent").

WHEREAS, the Borrowers, the Banks and the Agent entered into a Revolving Credit Agreement dated as of May 4, 1993 and amended as of December 2, 1993 and May 1, 1996 (the "Credit Agreement") pursuant to which the Banks extended credit to the Borrowers on the terms set forth therein:

WHEREAS, the Banks, the Borrowers, and the Agent have agreed to amend the Credit Agreement as hereinafter set forth:

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I.  AMENDMENT TO THE CREDIT AGREEMENT

A.  Amendment to ss.1.1 of the Credit Agreement.

The following definition  is  hereby  added to ss.1.1 of the  Credit  Agreement:
"Applicable Commitment Fee. The Applicable Commitment Fee set forth in the following table:

-----------------------------------------------------------
Pricing Ratio                Applicable Commitment Fee
-----------------------------------------------------------
less than 2.00:1                  0.250% per annum
-----------------------------------------------------------
greater than or equal to
2.00:1 but less than 2.50:1       0.375% per annum
-----------------------------------------------------------
greater than or equal to
2.50:1 but less than 3.00:1       0.375% per annum
-----------------------------------------------------------
greater than or equal to 3.00:1   0.500% per annum
-----------------------------------------------------------

The effective date of a change in the Applicable Commitment Fee shall be the first day after receipt by the Banks of financial statements delivered pursuant to ss.7.4(a) or (b) hereof which indicate a change in the Pricing Ratio and in the Applicable Commitment Fee in accordance with the above table.
Notwithstanding the foregoing, until receipt by the Banks of financial statements delivered pursuant to ss.7.4(a) or (b) hereof for the fiscal quarter ended June 30, 1997, the Applicable Commitment Fee shall be 0.25% per annum. If at the time of calculation of the Commitment Fee the most recent financial statements required to be delivered pursuant to ss.7.4(a) or (b) hereof have not been delivered, the Applicable Commitment Fee shall be 0.500% per annum, subject to adjustment upon actual receipt of such financial statements."

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B.  Amendment to ss.5.3(a) of the Credit Agreement.

Section 5.3(a) of the Credit Agreement is hereby deleted in its entirety and the following substituted in place thereof:

ss.5.3(a) Commitment Fee. The Borrowers agree to pay to the Agent a fee (the "Commitment Fee") in an amount equal to the Applicable Commitment Fee on the unused portion of the Total Commitment during each fiscal quarter or portion thereof from the date of this Third Amendment to the Maturity Date (or to the date of termination in full of the Total Commitment, if earlier). The commitment Fee shall be payable in arrears on the first day of each fiscal quarter for the immediately preceding fiscal quarter, with a final payment on the Maturity Date (or to the date of termination in full of the Total Commitment, if earlier). For purposes of computing the Commitment Fee, the Maximum Drawing Amount of all L/Cs shall be considered usage with respect to the Commitment. The Commitment Fee shall be shared among the Banks pro rata in accordance with their Commitment Percentages.

C.  References to FNBB.

All references to the term "FNBB" or to "The First National Bank of Boston" appearing in the Credit Agreement and any of the other Loan Documents shall be deemed to be references to BKB.

II.  PROVISIONS RELATING TO THIS THIRD AMENDMENT

A.  Definitions.

Capitalized terms used herein without definition have the meanings ascribed to them in the Credit Agreement.

B.  Ratification, etc.

Except as expressly amended or waived hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Third Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall refer to the Credit Agreement as amended by this Third Amendment.

C.  GOVERNING LAW.

THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

D.  Counterparts.

This Third Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Banks.

E.  Effectiveness.

This Third Amendment shall become effective upon the execution and delivery thereof by the respective parties hereto.

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F.  Entire Agreement.

THE CREDIT AGREEMENT AND THE SECURITY DOCUMENTS AS AMENDED BY THIS THIRD AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the undersigned have duly executed this Third amendment under seal as of the date first set forth above.

THE BORROWERS:

NSC CORPORATION
By:    J. Drennan Lowell
Title:  Vice President

NATIONAL SERVICE CLEANING CORP.
By:  Efstathios A. Kouninis
Title:  Vice President

NATIONAL SURFACE CLEANING CORP.
By:    Greg Weimers
Title:  Vice President

OLSHAN DEMOLISHING MANAGEMENT, INC.
By:  Efstathios A. Kouninis
Title:  Vice President

NSC SPECIALTY COATINGS, INC.
By:  Efstathios A. Kouninis
Title:  Vice President

NSC ENERGY SERVICES, INC.
By:  Efstathios A. Kouninis
Title:  Vice President



THE BANKS:

BANKBOSTON, N.A.
(formerly known as The First National
Bank of Boston)
By:
Title:

FLEET NATIONAL BANK
By:
Title:

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